UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

BridgeBio Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting held on June 17, 2021, with each such proposal described in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 149,330,911. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 131,658,614. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the three (3) director nominees below to the Company’s Board of Directors as Class II directors to hold office until the 2024 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Eric Aguiar, M.D.	112,441,149	8,264,997
Ali Satvat	109,399,398	11,306,748
Jennifer E. Cook	112,740,211	7,965,935

There were 10,952,468 broker non-votes regarding this proposal.

Proposal 2 – Non-binding Advisory Vote on Compensation of Named Executive Officers.

The Company’s stockholders approved,on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions
104,049,614	12,951,661	3,704,871

There were 10,952,468 broker non-votes regarding this proposal.

Proposal 3 –Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company’s Executive Compensation

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company’s executive compensation, the option of “one year” received 98.90% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker-non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions
115,723,204	801,492	480,332	3,701,118

Proposal 4 – Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
131,492,849	144,598	21,167

There were zero broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date: June 22, 2021	By:	/s/ Brian C. Stephenson
Brian C. Stephenson Chief Financial Officer